UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2019

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)
__________________

Delaware	1-07151	31-0595760
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)
Common Stock - $1.00 par value	CLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 20, 2019, The Clorox Company (the “Company”) held its annual meeting of stockholders in Pleasanton, California. The matters voted on and the results of the vote were as follows:

1.	The Company’s stockholders elected the following directors to each serve until the next Annual Meeting of Stockholders or until a successor is duly elected and qualified.

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Amy Banse	88,139,990	569,951	218,124	21,069,742
Richard H. Carmona	85,595,295	3,093,550	239,220	21,069,742
Benno Dorer	85,233,045	3,159,541	535,479	21,069,742
Spencer C. Fleischer	87,319,078	1,330,336	278,651	21,069,742
Esther Lee	88,115,306	568,872	243,887	21,069,742
A.D. David Mackay	88,331,328	330,023	266,714	21,069,742
Robert W. Matschullat	85,735,605	2,928,324	264,136	21,069,742
Matthew J. Shattock	88,071,571	600,545	255,949	21,069,742
Pamela Thomas-Graham	85,531,713	3,169,072	227,280	21,069,742
Russell Weiner	87,791,923	879,359	256,783	21,069,742
Christopher J. Williams	88,042,111	628,369	257,585	21,069,742

2.	The Company’s stockholders voted for (on an advisory basis) the approval of the compensation of the Company’s named executive officers.

Number of Votes
For	Against	Abstain	Broker Non-Votes
81,851,649	6,406,875	669,259	21,070,024

3.	The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020.

Number of Votes
For	Against	Abstain	Broker Non-Votes
107,970,846	1,629,225	397,736	0

4.	The Company’s stockholders did not approve the proposed amendment to the Company’s Restated Certificate of Incorporation to eliminate the supermajority voting provision. Under the Company’s Restated Certificate of Incorporation, the affirmative vote of at least 80% of the outstanding voting stock is required to approve this proposal. The 87,544,878 votes in favor of this proposal represented 69.76% of the total outstanding shares of common stock.

Number of Votes
For	Against	Abstain	Broker Non-Votes
87,544,878	866,508	516,679	21,069,742

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: November 22, 2019	By:	/s/ Laura Stein
Executive Vice President –
General Counsel and Corporate Affairs